                                                                          page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                           4/1/2006 through 4/30/2006

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
   (A) Total Portfolio Balance                                                     $1,370,797,951.15
   (B) Total Securities Balance                                                    $1,370,797,951.15
   (C) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                 $340,000,000.00
       (ii)  Class A-1 Notes Percentage (C(i)/B)                                              24.80%
       (iii) Class A-1 Notes Rate                                                           3.42005%
       (iv)  Class A-1 Notes Accrual Basis                                                Actual/360
   (D) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                 $345,000,000.00
       (ii)  Class A-2 Notes Percentage (D(i)/B)                                              25.17%
       (iii) Class A-2 Notes Rate                                                             3.730%
       (iv)  Class A-2 Notes Accrual Basis                                                    30/360
   (E) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                 $440,000,000.00
       (ii)  Class A-3 Notes Percentage (E(i)/B)                                              32.10%
       (iii) Class A-3 Notes Rate                                                             3.870%
       (iv)  Class A-3 Notes Accrual Basis                                                    30/360
   (F) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                 $199,875,000.00
       (ii)  Class A-4 Notes Percentage (F(i)/B)                                              14.58%
       (iii) Class A-4 Notes Rate                                                             4.030%
       (iv)  Class A-4 Notes Accrual Basis                                                    30/360
   (G) Certificates
       (i)   Certificates Balance                                                     $45,922,951.15
       (ii)  Certificates Percentage (G(i)/B)                                                  3.35%
       (iii) Certificates Rate                                                                4.030%
       (iv)  Certificates Accrual Basis                                                       30/360
   (H) Servicing Fee Rate                                                                      1.00%
   (I) Portfolio Summary
       (i)   Weighted Average Coupon (WAC)                                                     3.93%
       (ii)  Weighted Average Original Maturity (WAOM)                                         56.34 months
       (iii) Weighted Average Remaining Maturity (WAM)                                         48.08 months
       (iv)  Number of Receivables                                                            91,781
   (J) Reserve Fund
       (i)   Reserve Account Initial Deposit Percentage                                        0.50%
       (ii)  Reserve Account Initial Deposit                                           $6,853,989.76
       (iii) Specified Reserve Account Percentage                                              0.50%
       (iv)  Specified Reserve Account Balance                                         $6,853,989.76
   (K) Yield Supplement Account Deposit                                               $51,925,384.50

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
   (A) Total Portfolio Balance                                                       $954,413,849.90
   (B) Total Securities Balance                                                      $954,413,849.90
   (C) Cumulative Note and Certificate Pool Factor                                         0.6962469
   (D) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                           $0.00
       (ii)  Class A-1 Notes Pool Factor                                                   0.0000000
       (iii) Class A-1 Notes Interest Carryover Shortfall                                      $0.00
       (iv)  Class A-1 Notes Principal Carryover Shortfall                                     $0.00
   (E) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                 $270,497,377.85
       (ii)  Class A-2 Notes Pool Factor                                                   0.7840504
       (iii) Class A-2 Notes Interest Carryover Shortfall                                      $0.00
       (iv)  Class A-2 Notes Principal Carryover Shortfall                                     $0.00
   (F) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                 $440,000,000.00
       (ii)  Class A-3 Notes Pool Factor                                                   1.0000000
       (iii) Class A-3 Notes Interest Carryover Shortfall                                      $0.00
       (iv)  Class A-3 Notes Principal Carryover Shortfall                                     $0.00
   (G) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                 $199,875,000.00
       (ii)  Class A-4 Notes Pool Factor                                                   1.0000000
       (iii) Class A-4 Notes Interest Carryover Shortfall                                      $0.00
       (iv)  Class A-4 Notes Principal Carryover Shortfall                                     $0.00
   (H) Certificates
       (i)   Certificates Balance                                                     $44,041,472.05
       (ii)  Certificates Pool Factor                                                      0.9590297
       (iii) Certificates Interest Carryover Shortfall                                         $0.00
       (iv)  Certificates Principal Carryover Shortfall                                        $0.00
   (I) Servicing Fee
       (i)   Servicing Fee Shortfall                                                           $0.00

                                                                          page 2

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                           4/1/2006 through 4/30/2006

   (J) End of Prior Month Account Balances
       (i)   Reserve Account                                                           $6,853,989.76
       (ii)  Yield Supplement Account                                                 $29,495,174.64
       (iii) Payahead Account                                                                  $0.00
       (iv)  Advances Outstanding                                                        $290,689.01
   (K) Portfolio Summary as of End of Prior Month
       (i)   Weighted Average Coupon (WAC)                                                     3.92%
       (ii)  Weighted Average Remaining Maturity (WAM)                                         39.01 months
       (iii) Number of Receivables                                                            81,103
   (L) Note and Certificate Principal Distribution Percentages
       (i)   Note Percentage                                                                  95.55%
       (ii)  Certificate Percentage                                                            4.45%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
   (A) Precomputed Contracts Principal
       (i)   Scheduled Principal Collections                                                   $0.00
       (ii)  Prepayments in Full                                                               $0.00
       (iii) Prepayments in Full due to Repurchases                                            $0.00
   (B) Precomputed Contracts Collections                                                       $0.00
   (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                  $0.00
   (D) Simple Interest Receivables Principal
       (i)   Principal Collections                                                    $25,438,015.23
       (ii)  Prepayments in Full                                                      $10,768,333.20
       (iii) Repurchased Receivables Related to Principal                                      $0.00
   (E) Simple Interest Receivables Interest
       (i)   Simple Interest Collections                                               $2,936,449.66
   (F) Payment Advance for Precomputes
       (i)   Reimbursement of Previous Advances                                                $0.00
       (ii)  Current Advance Amount                                                            $0.00
   (G) Interest Advance for simple Interest - Net                                        $115,349.70
   (H) Payahead Account
       (i)   Payments Applied                                                                  $0.00
       (ii)  Additional Payaheads                                                              $0.00
   (I) Portfolio Summary as of End of Month
       (i)   Weighted Average Coupon (WAC)                                                     3.92%
       (ii)  Weighted Average Remaining Maturity (WAM)                                         38.18 months
       (iii) Remaining Number of Receivables                                                  79,966

   (J) Delinquent Receivables                               # Units            Dollar Amount
                                                        ---------------  ------------------------
       (i)   31-60 Days Delinquent                       1,967   2.46%    $23,773,393.73   2.59%
       (ii)  61-90 Days Delinquent                         426   0.53%     $5,316,189.45   0.58%
       (ii)  91 Days or More Delinquent                     51   0.06%       $633,017.21   0.07%
   (K) Vehicles Repossessed During Collection Period        46   0.06%       $598,628.61   0.07%
   (L) Total Repossessed Vehicles in Inventory              77   0.10%     $1,031,123.80   0.11%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
   (A) Collection Account Investment Income                                                    $0.00
   (B) Reserve Account Investment Income                                                  $26,728.30
   (C) Yield Supplement Account Investment Income                                        $119,162.14
   (D) Trust Fees Expense                                                                      $0.00
   (E) Aggregate Net Losses for Collection Period                                         261,786.34
   (F) Liquidated Receivables Information
       (i)   Gross Principal Balance on Liquidated Receivables                            643,012.42
       (ii)  Liquidation Proceeds                                                         293,016.64
       (ii)  Recoveries from Prior Month Charge Offs                                       88,209.44
   (G) Days in Accrual Period                                                                     30
   (H) Deal age                                                                                   11

                                         MONTHLY COLLECTIONS
                                         -------------------

V. INTEREST COLLECTIONS
-----------------------
   (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                           $3,051,799.36

VI. PRINCIPAL COLLECTIONS
-------------------------
   (A) Principal Payments Received (III(A((i)+(ii))+(D(i)+(ii)))                      $36,206,348.43
   (B) Liquidation Proceeds (IV(F(i)))                                                    293,016.64
   (C) Repurchased Loan Proceeds Related to Principal (III(A(iii)+D(iii)))                      0.00
   (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                 88,209.44
                                                                                  -------------------
   (E) Total Principal Collections (A+B+C+D)                                          $36,587,574.51

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                            $39,639,373.87
----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                         $1,825,717.01
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                 $41,465,090.88
-------------------------------------

                                                                          page 3

      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                           4/1/2006 through 4/30/2006

                              MONTHLY DISTRIBUTIONS
                              ---------------------

X. FEE DISTRIBUTIONS
--------------------
   (A) Servicing Fee
       (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))                              $795,344.87
       (ii)  Servicing Fee Paid ($0.58 per $1,000 original
             principal amount)                                                            795,344.87
                                                                                  -------------------
       (iii) Servicing Fee Shortfall                                                           $0.00
   (B) Reserve Account Investment Income (IV(B))                                          $26,728.30
   (C) Yield Supplement Account Investment Income  (IV(C))                                     $0.00
   (D) Trust Fees Expense (IV(D))                                                              $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
   (A) Interest
       (i)    Class A-1 Notes
              (a) Class A-1 Notes Interest Due                                                 $0.00
              (b) Class A-1 Notes Interest Paid                                                 0.00
                                                                                  -------------------
              (c) Class A-1 Notes Interest Shortfall                                           $0.00
       (ii)   Class A-2 Notes
              (a) Class A-2 Notes Interest Due                                           $840,796.02
              (b) Class A-2 Notes Interest Paid                                           840,796.02
                                                                                  -------------------
              (c) Class A-2 Notes Interest Shortfall                                           $0.00
       (iii)  Class A-3 Notes
              (a) Class A-3 Notes Interest Due                                         $1,419,000.00
              (b) Class A-3 Notes Interest Paid                                         1,419,000.00
                                                                                  -------------------
              (c) Class A-3 Notes Interest Shortfall                                           $0.00
       (iv)   Class A-4 Notes
              (a) Class A-4 Notes Interest Due                                           $671,246.88
              (b) Class A-4 Notes Interest Paid                                           671,246.88
                                                                                  -------------------
              (c) Class A-4 Notes Interest Shortfall                                           $0.00
       (v)    Total Note Interest
              (a) Total Note Interest Due                                              $2,931,042.90
              (b) Total Note Interest Paid                                              2,931,042.90
                                                                                  -------------------
              (c) Total Note Interest Shortfall                                                $0.00
              (d) Reserve Account Withdrawal for Note Interest                                 $0.00
Amount available for distributions after Fees & Interest (IX-
(X(A)(ii)-(D))-XI(A)(v)(b))                                                           $37,738,703.11
   (B) Principal
       (i) Noteholders' Principal Distribution Amounts                                $35,209,564.29
       (ii)   Class A-1 Notes Principal
              (a) Class A-1 Notes Principal Due                                                $0.00
              (b) Class A-1 Notes Principal Paid                                                0.00
                                                                                  -------------------
              (c) Class A-1 Notes Principal Shortfall                                          $0.00
              (d) Reserve Account Withdrawal                                                   $0.00
       (iii)  Class A-2 Notes Principal
              (a) Class A-2 Notes Principal Due                                       $35,209,564.29
              (b) Class A-2 Notes Principal Paid                                       35,209,564.29
                                                                                  -------------------
              (c) Class A-2 Notes Principal Shortfall                                          $0.00
              (d) Reserve Account Withdrawal                                                   $0.00
       (iv)   Class A-3 Notes Principal
              (a) Class A-3 Notes Principal Due                                                $0.00
              (b) Class A-3 Notes Principal Paid                                                0.00
                                                                                  -------------------
              (c) Class A-3 Notes Principal Shortfall                                          $0.00
              (d) Reserve Account Withdrawal                                                   $0.00
       (v)    Class A-4 Notes Principal
              (a) Class A-4 Notes Principal Due                                                $0.00
              (b) Class A-4 Notes Principal Paid                                                0.00
                                                                                  -------------------
              (c) Class A-4 Notes Principal Shortfall                                          $0.00
              (d) Reserve Account Withdrawal                                                   $0.00
       (vi)   Total Notes Principal
              (a) Total Notes Principal Due                                            35,209,564.29
              (b) Total Notes Principal Paid                                           35,209,564.29
                                                                                  -------------------
              (c) Total Notes Principal Shortfall                                              $0.00
              (d) Reserve Account Withdrawal                                                   $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
   Amount available for deposit into reserve account                                   $2,529,138.82
   Amount deposited into reserve account                                                        0.00
   Excess Amount Released from Reserve Account                                                  0.00
                                                                                  -------------------
   Excess funds available to Certificateholders                                         2,529,138.82
                                                                                  -------------------

                                                                          page 4

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                           4/1/2006 through 4/30/2006

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
   (A) Interest
       (i)    Certificate Monthly Interest Due                                           $147,905.94
       (ii)   Certificate Interest Shortfall Beginning Balance                                 $0.00
                                                                                  -------------------
       (iii)  Total Certificate Interest Due                                             $147,905.94
       (iv)   Certificate Interest Paid                                                   147,905.94
                                                                                  -------------------
       (v)    Certificate Interest Shortfall Ending Balance                                    $0.00
   (B) Principal
       (i)    Certificate Monthly Principal Due                                        $1,639,796.56
       (ii)   Certificate Principal Shortfall Beginning
              Balance                                                                          $0.00
       (iii)  Total Certificate Principal Due                                          $1,639,796.56
       (iv)   Certificate Principal Paid                                                1,639,796.56
                                                                                  -------------------
       (v)    Certificate Principal Shortfall Ending Balance                                   $0.00
   (C) Release to Seller                                                                 $741,436.32

                                        DISTRIBUTIONS SUMMARY
                                        ---------------------

   (A) Total Collections                                                              $41,465,090.88
   (B) Service Fee                                                                       $795,344.87
   (C) Trustee Fees                                                                             0.00
   (D) Class A1 Amount                                                                         $0.00
   (E) Class A2 Amount                                                                $36,050,360.31
   (F) Class A3 Amount                                                                 $1,419,000.00
   (G) Class A4 Amount                                                                   $671,246.88
   (H) Amount Deposited into Reserve Account                                                   $0.00
   (I) Certificateholders                                                              $1,787,702.50
   (J) Release to seller                                                                 $741,436.32
   (K) Total amount distributed                                                       $41,465,090.88
   (L) Amount of Draw from Reserve Account                                                      0.00
   (M) Excess Amount Released from Reserve Account                                              0.00

                                   DISTRIBUTION TO SECURITYHOLDERS
                                   -------------------------------

   Note Interest Distribution Amount                                                   $2,931,042.90
       Class A-1 Notes:  ($0.00 per $1,000 original principal amount)
       Class A-2 Notes:  ($2.44 per $1,000 original principal amount)
       Class A-3 Notes:  ($3.23 per $1,000 original principal amount)
       Class A-4 Notes:  ($3.36 per $1,000 original principal amount)

   Note Principal Distribution Amount                                                  35,209,564.29
       Class A-1 Notes:  ($0.00 per $1,000 original principal amount)
       Class A-2 Notes:  ($102.06 per $1,000 original principal amount)
       Class A-3 Notes:  ($0.00 per $1,000 original principal amount)
       Class A-4 Notes:  ($0.00 per $1,000 original principal amount)

   Note Interest Carryover Shortfall                                                            0.00
       Change from immediately preceding Payment Date                                           0.00
       Class A-1 Notes:  ($0.00 per $1,000 original principal amount)
       Class A-2 Notes:  ($0.00 per $1,000 original principal amount)
       Class A-3 Notes:  ($0.00 per $1,000 original principal amount)
       Class A-4 Notes:  ($0.00 per $1,000 original principal amount)

   Note Principal Carryover Shortfall                                                           0.00
       Change from immediately preceding Payment Date                                           0.00
       Class A-1 Notes:  ($0.00 per $1,000 original principal amount)
       Class A-2 Notes:  ($0.00 per $1,000 original principal amount)
       Class A-3 Notes:  ($0.00 per $1,000 original principal amount)
       Class A-4 Notes:  ($0.00 per $1,000 original principal amount)

   Certificate Interest Distribution Amount                                               147,905.94
        ($3.22 per $1,000 original principal amount)

   Certificate Principal Distribution Amount                                            1,639,796.56
        ($35.71 per $1,000 original principal amount)

   Certificate Interest Carryover Shortfall                                                     0.00
       Change from immediately preceding Payment Date                                           0.00

   Certificate Principal Carryover Shortfall                                                    0.00
       Change from immediately preceding Payment Date                                           0.00

                                                                          page 5

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                           4/1/2006 through 4/30/2006

                         PORTFOLIO AND SECURITY SUMMARY
                         ------------------------------

                                                              Beginning                    End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                  of Period                 of Period
--------------------------------------------              -----------------       -------------------

   (A) Balances and Principal Factors
       (i)    Aggregate Balance of Notes                   $910,372,377.85           $875,162,813.56
       (ii)   Note Pool Factor                                   0.6871383                 0.6605626
       (iii)  Class A-1 Notes Balance                                 0.00                      0.00
       (iv)   Class A-1 Notes Pool Factor                        0.0000000                 0.0000000
       (v)    Class A-2 Notes Balance                       270,497,377.85            235,287,813.56
       (vi)   Class A-2 Notes Pool Factor                        0.7840504                 0.6819937
       (vii)  Class A-3 Notes Balance                       440,000,000.00            440,000,000.00
       (viii) Class A-3 Notes Pool Factor                        1.0000000                 1.0000000
       (ix)   Class A-4 Notes Balance                       199,875,000.00            199,875,000.00
       (x)    Class A-4 Notes Pool Factor                        1.0000000                 1.0000000
       (xi)   Certificates Balance                           44,041,472.05             42,401,675.49
       (xii)  Certificates Pool Factor                           0.9590297                 0.9233221
       (xiii) Total Principal Balance of
              Notes and Certificates                        954,413,849.90            917,564,489.05
   (B) Portfolio Information
       (i)    Weighted Average Coupon (WAC)                           3.92%                     3.92%
       (ii)   Weighted Average Remaining
              Maturity (WAM)                                         39.01 months              38.18 months
       (iii)  Remaining Number of Receivables                       81,103                    79,966
       (iv)   Portfolio Receivable Balance                 $954,413,849.90           $917,564,489.05
   (C) Outstanding Advance Amount                              $290,689.01               $406,038.71
   (D) Outstanding Payahead Balance                                  $0.00                     $0.00

                                         SUMMARY OF ACCOUNTS
                                         -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
   (A) Beginning Reserve Account Balance                                              $ 6,853,989.76
   (B) Draws                                                                                    0.00
       (i)    Draw for Servicing Fee                                                            0.00
       (ii)   Draw for Interest                                                                 0.00
       (iii)  Draw for Realized Losses                                                          0.00
   (C) Excess Interest Deposited into the Reserve Account                                       0.00
   (D) Reserve Account Balance Prior to Release                                         6,853,989.76
   (E) Reserve Account Required Amount                                                  6,853,989.76
   (F) Final Reserve Account Required Amount                                            6,853,989.76
   (G) Excess Reserve Account Amount                                                            0.00
   (H) Release of Reserve Account Balance to Seller                                             0.00
   (I) Ending Reserve Account Balance                                                   6,853,989.76

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
   (A) Beginning Yield Supplement Account Balance                                      29,495,174.64
   (B) Investment Earnings                                                                119,162.14
   (C) Investment Earnings Withdraw                                                             0.00
   (D) Additional Yield Supplement Amounts                                                      0.00
   (E) Yield Supplement Deposit Amount                                                  1,825,717.01
   (F) Release of Yield Deposit Account Balance to Seller                                       0.00
                                                                                  -------------------
   (G) Ending Yield Supplement Account Balance                                         27,788,619.77

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
   (A) Liquidated Contracts
       (i)    Liquidation Proceeds                                                       $293,016.64
       (ii)   Recoveries on Previously Liquidated Contracts                                88,209.44
   (B) Aggregate Net Losses for Collection Period                                         261,786.34
   (C) Net Loss Rate for Collection Period (annualized)                                        0.34%
   (D) Cumulative Net Losses for all Periods                                            3,751,886.97
   (E) Delinquent Receivables                # Units           Dollar Amount
                                         ---------------- ------------------------
       (i)   30-59 Days Delinquent        1,967    2.46%   $23,773,393.73   2.59%
       (ii)  60-89 Days Delinquent          426    0.53%    $5,316,189.45   0.58%
       (ii)  90 Days or More Delinquent      51    0.06%      $633,017.21   0.07%

XVIII. REPOSSESSION ACTIVITY                 # Units           Dollar Amount
----------------------------             ---------------- ------------------------
   (A) Vehicles Repossessed During
       Collection Period                     46    0.06%      $598,628.61   0.07%
   (B) Total Repossessed Vehicles in
       Inventory                             77    0.10%    $1,031,123.80   0.11%

                                                                          page 6

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-3 Owner Trust
                           4/1/2006 through 4/30/2006

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
   (A) Ratio of Net Losses to the Pool Balance as of Each Collection
       Period
       (i)    Second Preceding Collection Period                                               0.50%
       (ii)   Preceding Collection Period                                                      0.09%
       (iii)  Current Collection Period                                                        0.34%
       (iv)   Three Month Average (Avg(i,ii,iii))                                              0.31%
   (B) Ratio of Balance of Contracts Delinquent 61 Days or More to
       the Outstanding Balance of Receivables.
       (i)    Second Preceding Collection Period                                               0.64%
       (ii)   Preceding Collection Period                                                      0.55%
       (iii)  Current Collection Period                                                        0.69%
       (iv)   Three Month Average (Avg(i,ii,iii))                                              0.63%
   (C) Loss and Delinquency Trigger Indicator                                   Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

          /s/ Paul C. Honda
          -----------------
          Paul C. Honda
          Assistant Vice President